THIS CERTIFICATE BEARS A LEGEND ON THE REVERSE

INCORPORATED UNDER THE LAWS OF

DELAWARE

September 27, 200



NUMBER

PA-(Certificate Number)

SHARES

(Number of Shares)

Somanta Pharmaceuticals, Inc.

100,000,000 Shares Common Stock
20,000,000 Shares Preferred Stock

This Certifies that (NAME OF SHAREHOLDER) is the registered holder of (NUMBER OF SHARES) of Series A Preferred Stock Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day day of month A.D. 2005

SPECIMEN
David Kramer
Secretary

SPECIMEN
Terrance J. Bruggeman
Executive Chairman

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*SECURITIES ACT*"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "*ACCREDITED INVESTOR*" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

CERTIFICATE

FOR

SHARES

OF

ISSUED TO

DATED

For Value Received, _____ *hereby sell, assign and transfer unto* _______________

_______________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint* _______________

_______________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated _______________

In presence of _______________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.